ROCKETINFO, INC.
CONSULTING AGREEMENT

This CONSULTING AGREEMENT is made and entered into as of August 25, 2006, by and between Marco Hegyi, (?Consultant?), having a place of business at 6 Hertford, Newport Coast, California 92657 and Rocketinfo, Inc., a Delaware corporation (?Rocketinfo?), having a place of business at 6 Hutton Center Drive, Suite 1200, Santa Ana, California 92707. WHEREAS, Consultant is in the business of providing consulting services; and
WHEREAS, Rocketinfo desires Consultant to provide its consulting services to Rocketinfo, and Consultant desires to provide such services to Rocketinfo.
NOW, THEREFORE, the parties hereto agree as follows:
1.0. DEFINITIONS.
    1.1. ?Agreement? means this Consulting Agreement.
    1.2. ?Confidential Information? means any information of Rocketinfo, including, but not limited to that regarding Rocketinfo?s business, customers, employees, marketing, operations, technology, products and the like, which should reasonably be understood to be non-public, proprietary and/or confidential in nature.
    1.3. ?Consultant? means the individual or independent business entity identified above and, individually and collectively, the agents, employees, officers, partners and principals of such individual or business entity.
    1.4. ?Licensed Rights? means any preexisting intellectual property rights owned and/or licensable by Consultant, its employees or any third party that are required for Rocketinfo to exercise its rights in the Work Product or benefit from Services.
    1.5. ?Services? means the services to be performed by Consultant hereunder, which shall be described on Exhibit A hereto.
    1.6. ?Work Product? means any and all concepts, data, designs, ideas, information, inventions, know-how, processes, techniques, and works of authorship or the like developed or created by Consultant as it pertains to performing Services, regardless of the form of embodiment. Work Product shall (i) include all copyrights, patents, trademarks, trade secrets or other intellectual property rights associated therewith, and (ii) in the case of copyrights, be considered (to the extent permitted by law) works made for hire within the meaning of the Copyright Act (17 U.S.C. section 101 et seq.). Work Product does not and is not intended to include off the shelf training materials or training products developed by a trainer or training company for group or individual learning, regardless of whether the materials or product are modified for use at Rocketinfo.
    1.7 Change of Control; shall mean the occurrence during the term of this Agreement any of the following events:

(i) An acquisition (other than directly from Rocketinfo) of any voting securities of Rocketinfo (the ?Voting Securities?) by any ?Person? (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the ?1934 Act?)) immediately after which such Person has ?Beneficial Ownership? (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 40% or more of the combined voting power of Rocketinfo?s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a ?Non-Control Acquisition? (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A ?Non-Control Acquisition? shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) Rocketinfo or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by Rocketinfo (a ?Subsidiary?), (2) Rocketinfo or any Subsidiary, or (3) any Person in connection with a ?Non-Control Transaction? (as hereinafter defined).

(ii) The individuals who, as of the date of this Agreement, are members of the Board of Directors of Rocketinfo (the ?Incumbent Board?) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that if the election, or nomination for election by Rocketinfo?s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened ?Election Contest? (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a ?Proxy Contest?) including a reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)  Approval by shareholders of Rocketinfo of:

i.  A merger, consolidation or reorganization involving
Rocketinfo, unless
1. the shareholders of Rocketinfo, immediately before such merger, consolidation or reorganization, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the ?Surviving Corporation?) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

2.  the individuals who were members of the Incumbent
Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving
Corporation.

3.  A liquidation or dissolution of Rocketinfo; or

4. An agreement for the sale or other disposition of all or substantially all of the business or assets of Rocketinfo to any Person (other than a transfer to a Subsidiary); or

5.  A change in the Chief Executive Officer of
Rocketinfo from the person in that position on the date that this Agreement is executed.

(iv) Notwithstanding anything contained in this Agreement to the contrary, if Messrs. Hegyi or RBH Consulting?s respective Consulting Agreement is terminated prior to a Change in Control and Messrs. Hegyi or RBH Consulting Inc., reasonably demonstrates that such termination (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a ?Third Party?) or (2) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control shall mean the date immediately prior to the date of such termination of the Messrs. Hegyi or RBH Consulting?s Consulting Agreement.

Counterparts: This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.
2.0. INDEPENDENT CONTRACTOR STATUS. The parties acknowledge and agree that Consultant is an independent contractor and not an employee, agent, joint venturer or partner of Rocketinfo. Consultant acknowledges and agrees that, as an independent contractor, Consultant will not be entitled to (i) make a claim for unemployment, worker?s compensation or disability, or (ii) receive any vacation, health, retirement or other benefits, pursuant to this Agreement or Consultant?s relationship with Rocketinfo. Rocketinfo will not make state or federal unemployment insurance contributions on behalf of Consultant, or withhold FICA (Social Security) contributions or state and federal income taxes from its payments to Consultant. Consultant agrees that it shall make such contributions and withhold such taxes for any of its employees performing Services. Consultant?s Federal taxpayer identification number is ###-##-####.
3.0. PERFORMANCE OF SERVICES.
    3.1. Services; Progress Reports. Consultant shall perform such duties as a consultant as may be, from time to time, reasonably delegated or assigned to him by the Board of Directors of Rocketinfo consistent with the Consultant's abilities. Consultant agrees to provide the Services to Rocketinfo, and to promptly deliver to Rocketinfo any Work Product resulting from the performance of Services. Consultant will report its progress on its performance of Services to Rocketinfo at the time and in the manner reasonably requested by Rocketinfo.
    3.2. Devotion of Time. Consultant will determine the general method, details and means of performing the Services, provided that Consultant shall strictly observe any Rocketinfo policies or procedures applicable to the workplace if using the premises and/or equipment of Rocketinfo. During the Consulting Period, the Consultant shall expend sufficient time during his working time to meet the corporate objectives as assigned to him for Rocketinfo?s Board; shall devote his best efforts, energy and skill to the services of Rocketinfo and the promotion of its interests; and shall not take part in activities detrimental to the best interests of Rocketinfo. Nothing in this Agreement shall preclude the Consultant during the term of this Agreement from engaging, directly or indirectly, in any business activity which is not competitive with the then existing business of Rocketinfo and Consultant shall be permitted to spend portions of his working time and best efforts, energy and skill as is necessary to fulfill his duties as an officer, director or employee of Rocketinfo.

4.0. COMPENSATION; EXPENSES;  INVOICES AND PAYMENT.
    4.1. Signing Bonus. Rocketinfo shall pay the Consultant, on or prior to the Effective Date, a signing bonus of 1,600,000 share purchase warrants (the ?Warrants?). Each whole Warrant is exercisable for one share of common stock of Rocketinfo at an exercise price of US$
0.10 per share at any time from the date of issuance and to the second anniversary date from the date of issuance. The warrants may be exercised in whole or in part, subject to the terms and conditions as set forth in the warrant agreement and attached warrant certificate between Rocketinfo and the Consultant (the "Warrant Agreement"). The Warrant Agreement, a copy of which is attached hereto as Exhibit "D" and which is hereby incorporated herein in its entirety by this reference, shall be executed contemporaneously with this Agreement
The Warrants and underlying shares of common stock will not have been registered under the US Securities Act of 1933, as amended, or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the representations and warranties made by the Consultant to Rocketinfo. Consultant understands that the Warrants and underlying shares of common stock of Rocketinfo to be received by Consultant will be "restricted securities" under applicable federal securities laws.

    4.2. Monthly Fees. As compensation for services rendered by the Consultant during the term of this Agreement, Rocketinfo shall, commencing August 1, 2006, pay the Consultant a monthly fee of $10,000 per month. This amount will be adjusted to $20,000 per month when Rocketinfo has raised US$250,000 in any form of funding (the ?$250,000 Funding?) and the initial $10,000 per month fee will be adjusted on a per diem basis from the $250,000 Funding Date to the new rate of $20,000 per month. The $250,000 Funding Date is expected to occur on or before September 1, 2006.

    4.3. Stock Options. As additional compensation for services rendered by the Consultant under this Agreement, Rocketinfo shall grant the Consultant the right and option to purchase 3,000,000 shares of Common Stock of Rocketinfo at $0.20 per share, subject to the terms and conditions Rocketinfo's Stock-Based Incentive Compensation Plan or such other stock option plan as the Board of Directors of Rocketinfo may designate, and as set forth in the Stock Option Agreement between Rocketinfo and the Consultant (the "Option Agreement"). The Option Agreement, a copy of which is attached hereto as Exhibit "E" and which is hereby incorporated herein in its entirety by this reference, shall be executed contemporaneously with this Agreement.

    4.4. Expenses. Rocketinfo shall reimburse the Consultant for all reasonable and necessary business expenses incurred by him in the performance of his duties hereunder, in accordance with its policies, and provided they are vouchered in a form satisfactory to the United States Internal Revenue Service and consistent with Rocketinfo's policy for the deduction of such expenses.

    4.5. Invoices and Payment. Rocketinfo will pay Consultant for Services on the 1st and 15th of each month as stated in section 4.2. Consultant will be reimbursed his business expenses provided that Consultant submits detailed information for Rocketinfo to verify all invoice items. Rocketinfo will not be liable for and will not pay any invoices for expenses that Consultant submits to Rocketinfo more than ninety (90) days after Consultant incurred these expenses. Consultant is hereby authorized to apply for a corporate credit card for Rocketinfo.

5.0. CONFIDENTIAL INFORMATION.

    5.1. Confidential Information. Consultant shall maintain in strict confidence all Confidential Information that Consultant receives in the course of providing Services or otherwise in connection with its relationship with Rocketinfo, and shall use Confidential Information only for the specific purposes of performing Consultant's obligations hereunder, and to comply in all respects with federal securities and other applicable laws with respect to Confidential Information.
    5.2. Exclusions. The restrictions in Section 5.1 above shall not apply to information that Consultant can clearly show (i) was already lawfully known to Consultant; (ii) was independently developed by Consultant; (iii) becomes rightfully known to Consultant from another source, without restriction on subsequent disclosure or use; or (iv) is or becomes part of the public domain through no wrongful act of Consultant.

6.0. OWNERSHIP OF WORK PRODUCT; LICENSED AND RESIDUAL RIGHTS.

    6.1. Ownership of Work Product. Consultant agrees that, in consideration for Rocketinfo's payment to Consultant hereunder, Consultant agrees to assign on an exclusive basis all of Consultant's right, title and interest in and to the Work Product to Rocketinfo. Accordingly, Consultant agrees that it shall (i) not use any Work Product for the benefit of any party other than Rocketinfo, (ii) execute an assignment agreement in the form attached hereto as Exhibit B on completion of Services, and (iii) perform such other acts (including, but not limited to, cooperating with and assisting Rocketinfo in the protection and enforcement of Rocketinfo 's rights in the Work Product, by adjudication or otherwise) and execute such other documents and instruments as Rocketinfo may now or hereafter deem reasonably necessary or desirable to evidence the transfer of sole ownership of all Work Product to Rocketinfo. If, by operation of law, Consultant is deemed to retain any rights in and to any intellectual property created hereunder, Consultant, to the extent that any such rights conflict with any assignment of rights made by Consultant to Rocketinfo hereunder, hereby waives all such rights.

    6.2. Licensed Rights. To the extent Licensed Rights are required under this Agreement, Consultant grants or will cause to be granted to Rocketinfo before the expiration of the term hereof a fully-paid, irrevocable, worldwide, non-exclusive license and right to make, have made, sell, possess, use, disclose, reproduce, prepare derivative works based on, distribute, perform and display works, products or the like that incorporate or are based on, in whole or in part, Licensed Rights, Consultant represents that there shall be no Licensed Rights required hereunder unless specifically noted and described on Exhibit ?D?.
    6.3. Residual Rights of Consultant. Notwithstanding anything to the contrary herein, Consultant shall be free to use its general skills, know-how and expertise in the course of providing its services to others, provided that Consultant shall not specifically disclose any Confidential Information and/or provide Work Product to any third party in so doing.
7.0. WARRANTIES.

    7.1. Warranties. Consultant represents and warrants to Rocketinfo that:
       a. General. Consultant has all requisite right and authority to enter into this Agreement, and the performance of its obligations hereunder will not conflict with any of its agreements with or obligations to any third party.
       b. Independent Contractor. Consultant will establish and maintain its status as an independent contractor by participating in Rocketinfo 's independent contractor evaluation and scoring process from time to time as specified by Rocketinfo.
       c. Performance of Services. Consultant will perform all Services in a good and workmanlike manner, in accordance with the best practices of Consultant's industry, and the Services and Work Product will conform to the applicable specification and/or statement of work set forth herein.
       d. Intellectual Property Rights. The Work Product, Licensed Material and any associated deliverables shall not violate any patent, copyright, trademark, trade secret or other intellectual property right of any third party.

    7.2. Warranty Exclusions. THE FOREGOING WARRANTIES ARE EXCLUSIVE, AND CONSULTANT DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IPLIED,
INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE.

8.0. EMPLOYMENT AGREEMENT. Rocketinfo Inc. and Marco Hegyi agree that this Agreement will be converted into an employment agreement when Rocketinfo has raised US$2,500,000 in private placement funding. The terms of the Agreement will be amended where required to conform to the terms of employment outlined in this Exhibit ?B?.

9.0. INDEMNIFICATION.

    9.1 Consultant?s Indemnification of Rocketinfo. Consultant shall indemnify, defend and hold Rocketinfo harmless from and against any and all third party claims, suits, proceedings, damages, costs, liabilities and expenses (including, without limitation, reasonable attorneys' fees) arising from the negligence or willful misconduct of Consultant in connection with Consultant's performance of Services or relationship with Rocketinfo hereunder. The foregoing indemnification shall also apply to damage or loss to the property of Rocketinfo arising from the actions or inactions of Consultant's employees or agents, whether in the course of their employment or not, including but not limited to acts of theft, vandalism or the like.

    9.2 Rocketinfo?s Indemnification of Consultant. Rocketinfo hereby agrees to indemnify and hold Consultant harmless from any and all liabilities incurred by Consultant under the Securities Act of 1933, as amended (the "Act"), the various state securities acts, or otherwise, insofar as such liabilities arise out of or are based upon (i) any material misstatement or omission contained in any offering documents provided by Rocketinfo, or (ii) any intentional actions by Rocketinfo, direct or indirect, in connection with any offering by Rocketinfo, in violation of any applicable federal or state securities laws or regulations. Furthermore, Rocketinfo agrees to reimburse Consultant for any legal or other expenses incurred by Consultant in connection with investigating or defending any action, proceeding, investigation, or claim in connection herewith. The indemnity obligations of Rocketinfo under this paragraph shall extend to the shareholders, directors, officers, employees, agents, and control persons of Consultant.

    9.3 Binding.  The indemnity obligations of the parties under this
Article 9 shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of the Company, the Consultant, and any other such persons or entities mentioned hereinabove.

10.0. TERM; TERMINATION.
    10.1. Term. This Agreement will become effective August 1, 2006 and will continue in effect through December 31, 2009, unless terminated earlier in accordance with this Section 10. This Agreement may be renewed or extended for any period as may be agreed by the parties.
    10.2. Termination of Services and/or Agreement for Convenience by Rocketinfo. Rocketinfo may terminate this Agreement by giving written notice to Consultant. On receipt of such notice, Consultant shall cease providing Services, advise Rocketinfo of the extent to which Consultant has completed, and collect and deliver to Rocketinfo whatever Work Product then exists, regardless of the form of embodiment, in the manner requested by Rocketinfo. After Rocketinfo receives and accepts Consultant?s detailed statement of any termination-related expenses and costs incurred by Consultant, Rocketinfo shall make a final settlement payment to Consultant for all work performed through the date of such termination within thirty (30) days.
    10.3. Termination of Services and/or Agreement for Convenience by Consultant. Consultant may terminate this Agreement by giving written notice to Rocketinfo. On delivery of such notice, Consultant shall cease providing Services, advise Rocketinfo of the extent to which Consultant has completed, and collect and deliver to Rocketinfo whatever Work Product then exists, regardless of the form of embodiment, in the manner requested by Rocketinfo. After Rocketinfo receives and accepts Consultant?s detailed statement of any termination-related expenses and costs incurred by Consultant, Rocketinfo shall make a final settlement payment to Consultant for all work performed through the date of such termination within thirty (30) days.

    10.4. Termination of Agreement for Default. If a party fails to cure any breach of its obligations hereunder within ten (10) days after its receipt of written notice thereof from the other party, then the other party may terminate this Agreement at any time thereafter by providing the defaulting party with written notice of termination.

    10.5. Delivery Of Materials Upon Termination. Consultant agrees, covenants and promises that, in the event of termination or expiration of this Agreement for any reason, Consultant will promptly and without request surrender and deliver to Rocketinfo all materials containing, embodying or otherwise evidencing any Confidential Information, regardless of whether any such item or the information therein was prepared, produced or authored by Consultant, except that Consultant may retain a copy of this Agreement for its records.

     10.6 Non-Competition. Consultant acknowledges that services to be provided give him the opportunity to have special knowledge of Rocketinfo and of its affiliates and subsidiaries (the "Company Group") and their confidential information as set out in Article 5 of this Agreement and the capabilities of the individuals employed by or affiliated with Rocketinfo and that interference in these relationships would cause irreparable injury to Rocketinfo. In consideration of this Agreement, the Consultant covenants and agrees that for a period of one
(1) year from termination, the Consultant will not, without the express written approval of the Board of Directors directly or indirectly, in one or a series of transactions, or enter into any agreement to, own, manage, operate, control, or otherwise engage or participate in, whether as a proprietor, partner, lender, director, officer, employee, joint venturer, lessor, agent, representative or other participant, in any business which competes with Rocketinfo, provided, however, that Consultant may in one or a series of transactions, own, invest or acquire an interest in up to five percent (5%) of the capital stock of another corporation whose capital stock is traded publicly. Consultant acknowledges that the terms of this Section 10.5 are reasonable and necessary for the protection of Rocketinfo, and that the scope and term of this Section 10.5 would not preclude Consultant from earning a living with an entity that does not compete with Rocketinfo.

      10.7. Survival. Sections 5,6,7,10.5, 10.6, 11, 12.1,12.2 and 12.8
hereof shall survive the expiration of earlier termination of this Agreement.

11.0. EXPORT CONTROL REGULATIONS AND DEEMED EXPORTS

     11.1. Consultant will not directly or indirectly transmit, by way of transshipment, export, re-export diversion or otherwise, any Work Product or Confidential Information to any destination or location outside the United States except as authorized by Rocketinfo and in accordance with the U.S. export control laws and regulations.

     11.2. Consultant acknowledges that the export control laws may apply to the disclosure or release of certain technology and software to a foreign national located in the United States, and that Consultant will not release to any unprotected foreign national any Work Product or Confidential Information except as authorized by Rocketinfo and in accordance with U.S. export control laws and regulations.

     11.3. In order to comply with U.S. export control laws and regulations, Consultant agrees that it will not assign any unprotected foreign national to work on Rocketinfo projects unless Consultant has:
(i) identified the unprotected foreign national to Rocketinfo; (ii) provided Rocketinfo with all information necessary for Rocketinfo to make an export licensing determination; and, (3) has received from Rocketinfo permission to assign such unprotected foreign national to Rocketinfo?s work. ?Unprotected foreign national? shall mean a person who is not a protected individual under the immigration and Naturalization Act ("INA") (8 U.S.C. sec. 1324b(a)(3)), Protected individuals generally include U.S. citizens, U.S. nationals, lawful permanent residents, lawful temporary residents, refugees and asylees. Possession of a valid work visa does not necessarily confer protected individual status on an individual.

12.0. GENERAL.

     12.1. Resolution of Disputes. The parties agree that they will make good faith efforts to settle any dispute, claim or controversy arising out of or relating to this Agreement by discussion, negotiation and/or mediation.

     12.2. Governing Law; Venue, Waiver of Jury Trial. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, excluding its choice of law rules. Any adjudicated dispute regarding the interpretation or validity of or otherwise arising out of this Agreement, or relating to Services provided under this Agreement, shall be subject to the exclusive jurisdiction of the California state courts in and for Orange County, California (or, if there is federal jurisdiction, the U.S. District Court for the Southern District of California), and Rocketinfo and Consultant agree to submit to the personal and exclusive jurisdiction and venue of these courts. The parties hereto expressly waive any right they have to a jury trial and agree that any court proceeding under this Agreement shall be tried by a judge without a jury.

     12.3. Non-exclusive Relationship. This Agreement is non-exclusive. Consultant shall have the right to perform work for others during the term of this Agreement. Rocketinfo may cause similar work to be performed by its own personnel or other contractors or consultants during the term of this Agreement.

    12.4. Record Keeping. Consultant agrees to keep records regarding its performance of Services and invoices to Rocketinfo for a period of at least three (3) years after the expiration or termination of this Agreement, and that it shall produce such records for inspection and audit by Rocketinfo on Rocketinfo?s written request.

     12.5. Representation by Counsel. Consultant herby certifies and represents that it has been, or had the opportunity to be, represented by counsel in the negotiation of this Agreement.

     12.6. Assignment. No portion of this Agreement or any of Consultant?s rights (including, without limitation, the right to payment hereunder) duties or obligations hereunder may be assigned and/or delegated by Consultant.

     12.7. Modifications. Any modifications of this Agreement shall be in writing and signed by both parties.

             12.8. Complete Agreement. This Agreement, including all attachments hereto, constitutes the complete and exclusive statement of the agreement between Rocketinfo and Consultant, and it supersedes all proposals, oral or written, and all other communications between Rocketinfo and Consultant relating to the subject matter of this Agreement.
..
   13.0 Voluntary Pooling Agreement: Within 10 days from executing this agreement the Consultant agrees to enter into a Voluntary Pooling agreement with certain third parties.

ROCKETINFO, INC.                     CONSULTANT



By:                                  By:
                                        Marco Hegyi
NAME (PRINT OR TYPE)                    NAME (PRINT OR TYPE)





EXHIBIT ?A?
DESCRIPTION OF SERVICES

Description of Services and Work Product

During the term of this Agreement, the Consultant agrees to hold the executive officer, non-employee position of President and Chief
Executive Officer of Rocketinfo and agrees to serve as a member of the Board of Directors of Rocketinfo.

Specifically, but not exclusively, your duties and responsibilities will be:
(a)  to preside at all meetings of the Board and stockholders;
(b) to create such committees of the Board as you deem prudent and advisable for the management of Rocketinfo, to designate the membership of such Board committees and to designate the powers of the Board that such committees shall have and may exercise in the management of the affairs of Rocketinfo, in each case subject to the approval of the full Board;
(c) to nominate, in consultation with the President & Chairman of Rocketinfo, the two next successive qualified additional members:
(i)  for election to the Board by the Board prior to the next
Annual Meeting of Stockholders, or
(ii) for nomination by the Board for election to the Board at the next Annual Meeting of Stockholders, or
(iii) for election to the Board by the Board subsequent to the next Annual Meeting of Stockholders but prior to the Annual Meeting of Stockholders in May, 2007, such nominees to be so elected or nominated by the Board unless the Board reasonably determines that such nominees are not qualified to serve as members of the Board;
(c) to provide strategic guidance and advice to the senior management of Rocketinfo with respect to the management of the operations of Rocketinfo; and
(d) to provide support and guidance to the senior management of Rocketinfo in their efforts:
(i) to manage and direct the strategic development and implementation of Rocketinfo's business plan, and
(ii) to assist in the securing, promote and maintain the appropriate financing and capital structure of Rocketinfo.

You will report directly to and serve at the discretion of the Board.




EXHIBIT ?B?

EMPLOYMENT TERM, COMPENSATION AND BENEFITS
OF
MARCO HEGYI, PRESIDENT AND CEO ROCKETINFO, INC.

Rocketinfo Inc. and Marco Hegyi will enter into an employment agreement which will replace the consulting agreement to which this Exhibit ?B? is annexed and incorporated (?Agreement?) when Rocketinfo has raised US$2,500,000 in equity or debt funding. The terms of the Agreement will be amended where required to conform to the terms of employment outlined in this Exhibit ?B?.

1.  Term.

The term of employment shall commence on completion of Rocketinfo raising US$2,500,000 in equity or debt financing (the ?Financing Date?) and shall terminate on December 31, 2009, unless renewed in accordance with Section 2.1 of the Agreement or terminated prior thereto in accordance with Section 10.2, 10.3 or 10.4 of the Agreement.

2.  Compensation.

a. Base Salary. During the term of the Agreement you will be paid an minimum annual Base Fee based as follows, or as my be determined by the compensation committee of Rocketinfo:

 PERIOD                       ANNUAL BASE SALARY

 Financing Date through
 December 31, 2006                   $240,000

 January 1, 2007 through
 December 31, 2007                   $240,000

 January 1, 2008 through
 December 31, 2008                   $240,000

 January 1, 2009 through
 December 31, 2009                   $240,000

b. On signing the Consulting Agreement, you will receive the right to purchase at your discretion 1,600,000 warrants exercisable into Common Stock of Rocketinfo at US$ 0.10 per share and 3,000,000
Director?s Stock Options exercisable at US$ 0.20 per share.

c. Performance Bonuses. You will have the opportunity to earn performance bonuses during second, third and fourth fiscal years of the Agreement, in an amount to be determined by the independent members of the Board of Directors.

d. Payment of Base Salary. Base Salary and Bonuses shall be payable in accordance with Rocketinfo's payroll policies.



3.  Vacation.

You shall be paid for and be entitled to all legal and religious holidays and three weeks paid vacation in the first year and four weeks per annum, commencing the first year of the Agreement; provided, however, you may not take more than two weeks of vacation at a time. All vacation time shall be earned at each time of payroll. You shall arrange for vacations in advance and at such time or times as shall be mutually agreeable to you and Rocketinfo. You shall be entitled to carry forward into the subsequent year up to one (1) week of unused vacation time. You do not have the right to receive pay in lieu of vacation.

4.  Insurance and Benefits.

Rocketinfo, at its expense, shall provide you with the following benefits in the same amounts and manner as provided to the members of Rocketinfo's senior management:

a.  health insurance; and
b.  a cell phone and cell phone account.

5.  Expenses.

Rocketinfo shall reimburse you promptly for all reasonable and ordinary business and out-of-pocket expenses incurred by you in connection with Rocketinfo's business and in the scope of your employment hereunder, as approved by Rocketinfo, including, without limitation, reasonable and necessary travel, lodging, entertainment and meals incurred by you during the term of the Agreement, provided the expenses are incurred in furtherance of Rocketinfo's business and at the request of Rocketinfo. You agree to keep and maintain records of the aforesaid expenses as may be requested by Rocketinfo and to account to Rocketinfo for the expenses prior to reimbursement. Rocketinfo also agrees to apply for a corporate credit card for use by executive employees. Rocketinfo will not be liable for and will not pay any invoices for expenses that Consultant submits to Rocketinfo more than ninety (90) days after Consultant incurred these expenses. Consultant is hereby authorized to apply for a corporate credit card for Rocketinfo.

6.  Stock Option.

Pursuant to the terms of Rocketinfo's 2006 Equity Incentive Plan (the "2006 Stock Option Plan"), upon the execution of the Agreement, Rocketinfo shall grant to you a five year option (such option is a "non-qualified stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended) to purchase up to three million (3,000,000) shares of Rocketinfo's common stock at an exercise price equal to $0.20 per share, which option shall vest immediately.

The complete terms and conditions of this award shall be set forth in the Option Agreement delivered to you simultaneous herewith. Any conflict between the terms of the Option Agreement and the Agreement shall be governed by the Option Agreement.

In the event of the termination of your employment caused by your resignation, your dismissal with or without Cause (as defined herein), your disability or your death, or in the event of a change in control as defined in Rocketinfo?s 2006 Stock Option Plan, your rights in the options shall be as set forth in Rocketinfo?s 2006 Stock Option Plan.

7.  Compensation Upon Termination of Employment.

a. With Cause. If your employment hereunder is terminated by Rocketinfo for cause or with good reason, the Company's sole obligation hereunder shall be you the following amounts earned hereunderbut not paid as of the termination date (collectively, "Accrued Compensation"):
(i)  Base Salary through the termination date;

(ii) any other compensation which has been earned, accrued or is owing, under the terms of the applicable plan, program or practice, to the you as of the termination date but not paid, including, without limitation, any incentive awards under any bonus plans adopted by Rocketinfo;

(iii) any amounts which you had previously deferred (including any interest earned or credited thereon);

(iv) reimbursement of any and all reasonable expenses incurred in connection with your duties and responsibilities under this Agreement in accordance with policies established by the Board of Directors of Rocketinfo from time to time and upon receipt of appropriate documentation; and

(v) other or additional benefits and entitlements in accordance with any applicable plans, programs and arrangements of Rocketinfo.

No severance will be paid by to you by Rocketinfo.

a. Without Cause or for Good Reason. If your employment hereunder is terminated by Rocketinfo without Cause or Good Reason, Rocketinfo's sole obligation hereunder shall be as follows:

(i) Rocketinfo shall pay your all Accrued Compensation;
(ii) Rocketinfo shall pay you within 30 calendar days in a lump sum, your Base Salary for a period six months if terminated in the first year of this Agreement and your Base Salary for one year following the termination date if terminated anytime after the after the first year of this Agreement;

b. Release. In exchange for the payment by Rocketinfo of the amounts contemplated by Subsections 7(a) or 7(b) of this Agreement, you agree to execute such form of release as is mutually acceptable to Rocketinfo and you.

8.  Directors and Officers Insurance.



Rocketinfo will use its best efforts to obtain directors and officers insurance within three months of signing the Agreement.

INITIALS:

Marco Hegyi: __________


Rocketinfo, Inc.: ________



EXHIBIT ?C?
ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

This ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS ("Assignment") is made and entered into this 25th day of August 2006, by and between Mr. Marco Hegyi ("Consultant") and Rocketinfo, Inc. ("Rocketinfo").
Consultant and Rocketinfo have entered into a Consulting Agreement (the "Agreement") of even date herewith pursuant to which Consultant has agreed to provide Services and/or create certain Work Product for Rocketinfo. Unless otherwise defined herein, the defined terms used in this Assignment shall have the same meanings as set forth in the Agreement.
1.0. DESCRIPTION OF WORK PRODUCT. Work Product consists of and is as outlined in Agreement.
2.0. ASSIGNMENT AND TRANSFER OF INTELLECTUAL PROPERTY RIGHTS. In consideration of Rocketinfo's obligation to pay Consultant the compensation described in the Agreement, Consultant hereby grants, assigns, conveys and transfers, and agrees to grant, assign, convey and transfer from time to time, on an exclusive basis, to Rocketinfo all of Consultant's right, title and interest in and to all Work Product now or hereafter created or developed by Consultant as it pertains to performing the Services, without the necessity of further consideration. This Assignment shall be operative with respect to all intellectual property rights in and to all Work Product, including, without limitation, (i) all copyrights worldwide, including all rights of registration and publication, rights to create derivative works, and all other rights incident to copyright ownership, for the residue now unexpired of the present term of any and all such copyrights and any term thereafter during which the Work Product shall be entitled to copyright, and (ii) all trade secrets, inventions, know-how, ideas and confidential information embodied or reflected in Work Product, for the longest period of protection accorded to such interests under applicable law. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives.

Consultant (by/date)



Rocketinfo (by/date)



EXHIBIT ?D?
WARRANT AGREEMENT



















WARRANT AGREEMENT

between

ROCKETINFO, INC.

and

COMPUTERSHARE TRUST COMPANY, INC.



Dated as of August 25th, 2006




THIS AGREEMENT, dated as of August 25, 2006, is between Rocketinfo, Inc., a Delaware corporation, having a principal place of business located at 6 Hutton Center Drive, Suite 1200, Santa Ana, California 92707 ?Rocketinfo? or the ?Company?, and Computershare Trust Company, Inc., a transfer company registered by the Securities and Exchange Commission having a principal place of business located at Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80401 (the ?Warrant Agent?, and collectively with Rocketinfo referred to as the "Parties").

The Company, has or will enter into two individual consulting agreements which together require the Company to issue up to 3,200,000 share purchase warrants which will be subject to this Agreement (?Warrants?). Each Warrant is exercisable to purchase one share of Common Stock for US$ 0.10 per share from the date of issuance of the warrant certificate to the second year anniversary date of the individual warrant certificate, on the terms and conditions and subject to adjustment in certain circumstances, all as set forth in this Agreement. All sums are in US currency.

The Company wishes to hire the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to act, in connection with the issuance, transfer, exchange and replacement of the certificates evidencing the Warrants to be issued under this Agreement (the "Warrant Certificates") and the exercise of the Warrants;

The Company and the Warrant Agent wish to enter into this Agreement to establish the terms and conditions of the Warrants and the rights of the holders ("Warrant Holders") and to establish the respective rights and obligations of the Company and the Warrant Agent. Each Warrant Holder is an intended beneficiary of this Agreement.

NOW, in consideration of the premises and the mutual agreements set forth, the parties agree as follows:

SECTION 1.  APPOINTMENT OF WARRANT AGENT

The Company appoints the Warrant Agent to act as agent for the Company under the instructions contained in this Agreement and the Warrant Agent accepts this appointment.

SECTION 2.  DATE, DENOMINATION AND EXECUTION OF WARRANT CERTIFICATES

The Warrant Certificates (and the Form of Election to Purchase and the Form of Assignment) will be in registered form only and be similar to Exhibit A, and may have letters, numbers or other marks of identification or designation and legends, summaries or endorsements printed, lithographed or engraved as the Company may consider appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, or with any rule or regulation, or with any rule or regulation of any stock exchange on which the Common Stock or the Warrants may be listed or any automated quotation system, or to conform to usage. Each Warrant Certificate will entitle the registered holder, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase, on or before the close of business on August 26, 2009 (the "Expiration Date"), one fully paid and non-assessable share of Common Stock for each Warrant evidenced by the Warrant Certificate, subject to adjustments as provided in Sections 6, for US$ 0.10 per share anytime on or before the closing to the third year anniversary date of issuance of the applicable Warrant Certificate. Each Warrant Certificate issued as a part of the incentive for two individuals to enter into consulting agreements with the Company as described in the recitals, above, will be dated August 25, 2006; each other Warrant Certificate will be dated the date on which the Warrant Agent receives valid issuance instructions from the Company or a transferring holder of a Warrant Certificate or, if the instructions specify another date.

For purposes of this Agreement, the term "close of business" on any given date will mean 5:00 p.m., Pacific Standard Time; provided, however, that if the date is not a business day, it will mean 5:00 p.m., Pacific Standard Time, on the next succeeding business day. For purposes of this Agreement, the term "business day" will mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Colorado are authorized or obligated by law to be closed.

Each Warrant Certificate will be executed on behalf of the Company by two officers of the Company. Each Warrant Certificate will be manually countersigned by the Warrant Agent and will not be valid for any purpose unless it has been countersigned by the Warrant Agent.

SECTION 3.  SUBSEQUENT ISSUE OF WARRANT CERTIFICATES

Subsequent to their original issuance, no Warrant Certificates will be reissued except:

(A)  Warrant Certificates issued on transfer thereof under Section 4,

(B) Warrant Certificates issued on any combination, split-up or exchange of Warrant Certificates under Section 4,

(C) Warrant Certificates issued in replacement of mutilated, destroyed, lost or stolen Warrant Certificates under Section 5,

(D) Warrant Certificates issued on the partial exercise of Warrant Certificates under Section 7, and

(E) Warrant Certificates issued to reflect any adjustment or change in the Relevant Exercise Price or the number or kind of shares purchasable thereunder under Section 22. The Warrant Agent is irrevocably authorized to countersign and deliver, under the provisions of Sections 4, 5, 7 and 22, the new Warrant
Certificates required for purposes thereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant
Agent with Warrant Certificates duly executed on behalf of the Company for this purpose.

SECTION 4.  TRANSFERS AND EXCHANGES OF WARRANT CERTIFICATES

The Warrant Agent will keep or cause to be kept books for registration of ownership and transfer of the Warrant Certificates issued hereunder. The registers will show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each Warrant Certificate.

The Warrant Agent will, from time to time, register the transfer of any outstanding Warrants on the books to be maintained by the Warrant Agent for that purpose, on surrender of the Warrant Certificate evidencing the Warrants, with the Form of Assignment duly filled in and executed with the signature guaranteed by a banking institution or NASD member and the supporting documentation as the Warrant Agent or the Company may reasonably require, to the Warrant Agent at its stock transfer office in Golden, Colorado at any time on or before the Expiration Date, and on payment to the Warrant Agent for the account of the Company of an amount equal to any applicable transfer tax. Payment of the amount of the tax may be made in cash, or by certified or official bank check, payable in lawful money of the United States of America to the order of the Company.

On receipt of a Warrant Certificate, with the Form of Assignment duly filled in and executed, accompanied by payment of an amount equal to any applicable transfer tax, the Warrant Agent will promptly cancel the surrendered Warrant Certificate and countersign and deliver to the transferee a new Warrant Certificate for the number of full Warrants transferred to the transferee; provided, however, that in case the registered holder of any Warrant Certificate will elect to transfer fewer than all of the Warrants evidenced by the Warrant Certificate, the Warrant Agent in addition will promptly countersign and deliver to the registered holder a new Warrant Certificate or Certificates for the number of full Warrants not so transferred.

Any Warrant Certificate or Certificates may be exchanged at the option of the holder thereof for another Warrant Certificate or Certificates of different denominations, of like tenor and representing in the aggregate the number of Warrants, on surrender of the Warrant Certificate or Certificates, with the Form of Assignment duly filled in and executed, to the Warrant Agent, at any time or from time to time after the close of business on the date of the Warrant Certificate and prior to the close of business on the Expiration Date. The Warrant Agent will promptly cancel the surrendered Warrant Certificate and deliver the new Warrant Certificate under this Section.

SECTION 5.  MUTILATED, DESTROYED, LOST OR STOLEN WARRANT CERTIFICATES

The Warrant Agent will deliver a new Warrant Certificate for the number of Warrants to a Warrant Holder who provides the Company and the Warrant Agent evidence of the loss, theft, destruction or mutilation of any Warrant Certificate. The Warrant Holder will be required to provide the Company and Warrant Agent with standard indemnity or security and reimburse them of all reasonable expenses associated with the replacement of any Warrant Certificate which has been lost, stolen or destroyed. The Warrant Holder must surrender and agree to the cancellation of any Warrant Certificate which is being replaced because of mutilation.

SECTION 6.  ADJUSTMENTS OF NUMBER AND KIND OF SHARES PURCHASABLE AND
EXERCISE PRICE

The number and kind of securities or other property purchasable on exercise of a Warrant will be subject to adjustment from time to time on the occurrence, after the date, of any of the following events:

A. In case the Company (1) pays a dividend in, or make a distribution of, shares of capital stock on its outstanding Common Stock, (2) subdivides its outstanding shares of Common Stock into a greater number of the shares or (3) combines its outstanding shares of Common Stock into a smaller number of the shares, the total number of shares of Common Stock purchasable on the exercise of each Warrant outstanding immediately prior will be adjusted so that the holder of any Warrant Certificate surrendered for exercise will be entitled to receive at the aggregate Relevant Exercise Price the number of shares of capital stock (of one or more classes) which the holder would have owned or have been entitled to receive immediately following the happening of any of the events described above had the Warrant been exercised in full immediately prior to the record date of this event. Any adjustment made under this Subsection will, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made under this Subsection, the holder of any Warrant Certificate thereafter surrendered for exercise will become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination will be conclusive and will be evidenced by a Board resolution filed with the Warrant Agent) will determine the allocation of the adjusted Relevant Exercise Price between or among shares of the classes of capital stock.

B. On a capital reorganization or a reclassification of the Common Stock (except as provided in Subsection A. above or Subsection E. below), any Warrant Holder, on exercise of Warrants, will be entitled to receive, in substitution for the Common Stock to which he would have become entitled on exercise immediately prior to the reorganization or reclassification, the shares (of any class or classes) or other securities or property of the Company (or cash) that he would have been entitled to receive at the aggregate Relevant Exercise Price on the reorganization or reclassification if the Warrants had been exercised immediately prior to the record date of this event; and in any case, appropriate provision (as determined by the Board of Directors of the Company, whose determination will be conclusive and will be evidenced by a certified Board resolution filed with the Warrant Agent) will be made for the application of this Section 6 and the interests of the Warrant Holders (including but not limited to the allocation of the Relevant Exercise Price between or among shares of classes of capital stock), to the end that this Section 6 (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Relevant Exercise Price thereof) will thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares or securities or other property (or cash) thereafter deliverable on the exercise of the Warrants.



C. Whenever the number of shares of Common Stock or other securities purchasable on exercise of a Warrant is adjusted as provided in this
Section 6, the Company will promptly file with the Warrant Agent a certificate signed by a Chairman or co-Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of securities or other property purchasable on exercise of a Warrant, as so adjusted, stating that the adjustments in the number or kind of shares or other securities or property conform to the requirements of this Section 6, and setting forth a brief statement of the facts accounting for the adjustments. Promptly after receipt of the certificate, the Company, or the Warrant Agent at the Company's request, will deliver, by first-class, postage prepaid mail, a brief summary thereof (to be supplied by the Company) to the registered holders of the outstanding Warrant Certificates; provided, however, that failure to file or to give any notice required under this Subsection, or any defect therein, will not affect the legality or validity of any the adjustments under this
Section 6; and provided, further, that, if appropriate, the notice may be given in advance and included as part of the notice required to be given under Section 12.

D. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by the consolidation or merger or the corporation which will have acquired the assets, as the case may be, will execute and deliver to the Warrant Agent a supplemental warrant agreement providing that the holder of each Warrant then outstanding will have the right thereafter (until the expiration of the Warrant) to receive, on exercise of the Warrant, solely the kind and amount of shares of stock and other securities and property (or cash) receivable on the consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which the Warrant might have been exercised immediately prior to the consolidation, merger, sale or transfer. The supplemental warrant agreement will provide for adjustments which will be as nearly equivalent as may be practicable to the adjustments provided in this Section. The above provision of this Subsection will similarly apply to successive consolidations, mergers, sales or transfers.

The Warrant Agent will not be under any responsibility to determine the correctness of any provision contained in any supplemental warrant agreement relating to either the kind or amount of shares of stock or securities or property (or cash) purchasable by holders of Warrant Certificates on the exercise of their Warrants after any consolidation, merger, sale or transfer or of any adjustment to be made, but subject to the provisions of Section 20, may accept as conclusive evidence of the correctness of any the provisions, and will be protected in relying on, a certificate of a firm of independent certified public accountants (who may be the accountants regularly employed by the Company).



E. Irrespective of any adjustments in the number or kind of shares issuable on exercise of Warrants, Warrant Certificates issued may continue to express the price and number and kind of shares as are stated in the similar Warrant Certificates initially issuable under this Warrant Agreement.

F. The Company may hire a firm of independent public accountants of recognized standing, which may be the firm regularly hired by the Company, selected by the Board of Directors of the Company or the Executive Committee of the Board, and not disapproved by the Warrant Agent, to make any computation required under this Section, and a certificate signed by the firm will, in the absence of fraud or gross negligence, be conclusive evidence of the correctness of any computation made under this Section.

G. For the purpose of this Section, the term "Common Stock" will mean (i) the Common Stock or (ii) any other class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made under this Section, the holder of any Warrant thereafter surrendered for exercise will become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of the other shares so receivable on exercise of any Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions concerning to the Common Stock contained in this Section, and all other provisions of this Agreement, about the Common Stock, will apply on like terms to any other shares.

H. The Company may, from time to time and to the extent permitted by law, reduce the relevant Exercise Price of the Warrants by any amount for a period of not less than 20 days. If the Company so reduces the relevant Exercise Price of the Warrants, it will give not less than 15 days' notice of the decrease, which notice may be in the form of a press release, and will take all other steps as may be required under applicable law in connection with any offers or sales of securities at the reduced price.

SECTION 7. EXERCISE OF WARRANTS

Unless the Warrants have been redeemed as provided in this Section 7, the registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby, in whole at any time or in part from time to time at or prior to the close of business, on the Expiration Date, subject to the provisions of Section 9, at which time the Warrant Certificates will be and become wholly void and of no value. Warrants may be exercised by their holders or redeemed by the Company as follows:

A. Exercise of Warrants will be accomplished on surrender of the Warrant Certificate evidencing the Warrants, with the Form of Election to Purchase on the reverse side thereof duly filled in and executed, to the Warrant Agent at its stock transfer office in Golden, Colorado, together with payment to the Company of the Relevant Exercise Price (as of the date of the surrender) of the Warrants then being exercised and an amount equal to any applicable transfer tax and, if requested by the Company, any other taxes or governmental charges which the Company may be required by law to collect in respect of the exercise. Payment of the Relevant Exercise Price and other amounts may be made by wire transfer of good funds, or by certified or bank cashier's check, payable in lawful money of the United States of America to the order of the Company. No adjustment will be made for any cash dividends, whether paid or declared, on any securities issuable on exercise of a Warrant.

B. On receipt of a Warrant Certificate, with the Form of Election to Purchase duly filled in and executed, accompanied by payment of the Relevant Exercise Price of the Warrants being exercised (and of an amount equal to any applicable taxes or government charges), the Warrant Agent will promptly request from the Transfer Agent the securities to be issued and deliver to or on the order of the registered holder of the Warrant Certificate, in the name or names as the registered holder may designate, a certificate or certificates for the number of full shares of the securities to be purchased, together with cash made available by the Company under Section 8 in respect of any fraction of a share of the securities otherwise issuable on the exercise. If the Warrant is then exercisable to purchase property other than securities, the Warrant Agent will take appropriate steps to cause the property to be delivered to or on the order of the registered holder of the Warrant Certificate. In addition, if it is required by law and on instruction by the Company, the Warrant Agent will deliver to each Warrant Holder a prospectus which complies with the provisions of Section 9 of the Securities Act of 1933 and the Company agrees to supply Warrant Agent with enough prospectuses to carry out that purpose.

C. In case the registered holder of any Warrant Certificate will exercise fewer than all of the Warrants evidenced by the Warrant
Certificate, the Warrant Agent will promptly countersign and deliver to the registered holder of the Warrant Certificate, or to registered holder=s duly authorized assigns, a new Warrant Certificate or Certificates evidencing the number of Warrants that were not so exercised.

D. Each person in whose name any certificate for securities is issued on the exercise of Warrants will for all purposes be considered to have become the holder of record of the securities represented thereby as of, and the certificate will be dated, the date on which the Warrant Certificate was duly surrendered in proper form and payment of the Relevant Exercise Price (and of any applicable taxes or other governmental charges) was made; provided, however, that if the date of the surrender and payment is a date on which the stock transfer books of the Company are closed, the person will be considered to have become the record holder of the shares as of, and the certificate for the shares will be dated, the next succeeding business day on which the stock transfer books of the Company are open (whether before, on or after the Expiration Date) and the Warrant Agent will be under no duty to deliver the certificate for the shares until the date. The Company covenants and agrees that it will not cause its stock transfer books to be closed for a period of more than 20 consecutive business days except on consolidation, merger, sale of all or substantially all of its assets, dissolution or liquidation or as otherwise provided by law.

SECTION 8.  FRACTIONAL INTERESTS

The Company will not be required to issue any Warrant Certificate evidencing a fraction of a Warrant or to issue fractions of shares of securities on the exercise of the Warrants. If any fraction (calculated to the nearest one-hundredth) of a Warrant or a share of securities would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will, at its option, either purchase the fraction for an amount in cash equal to the current value of the fraction computed on the basis of the closing market price (as quoted on NASDAQ) on the trading day immediately preceding the day on which the Warrant Certificate was surrendered for exercise under
Section 7 or issue the required fractional Warrant or share. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fractional share of securities on exercise of a Warrant, except as expressly provided in this Section 8.

SECTION 9.  RESERVATION OF EQUITY SECURITIES

The Company covenants that it will at all times reserve and keep available, free from any pre-emptive rights, out of its authorized and unissued equity securities, solely for the purpose of issue on exercise of the Warrants, the number of shares of equity securities of the Company as will then be issuable on the exercise of all outstanding Warrants ("Equity Securities"). The Company covenants that all Equity Securities which will be so issuable will, on the issue, be duly authorized, validly issued, fully paid and non-assessable.

SECTION 10.  REDUCTION OF CONVERSION PRICE BELOW PAR VALUE

Before taking any action that would cause an adjustment under Section 6 reducing the portion of the Relevant Exercise Price required to purchase one share of capital stock below the then par value (if any) of a share of the capital stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of the capital stock.

SECTION 11.  PAYMENT OF TAXES

The Company covenants and agrees that it will pay when due and payable all federal and state documentary stamp and other original issue taxes which may be payable in respect of the original issuance of the Warrant Certificates, or any shares of Common Stock or other securities on the exercise of Warrants. The Company will not, however, be required (i) to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered for purchase or (ii) to issue or deliver any certificate for shares of Common Stock or other securities on the exercise of any Warrant Certificate until any tax will have been paid, all tax being payable by the holder of the Warrant Certificate at the time of surrender.

SECTION 12.  NOTICE OF CERTAIN CORPORATE ACTION

In case the Company after the date will propose (i) to offer to the holders of Common Stock, generally, rights to subscribe to or purchase any additional shares of any class of its capital stock, any evidences of its indebtedness or assets, or any other rights or options or (ii) to effect any reclassification of Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock) or any capital reorganization, or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale, transfer or other disposition of its property and assets taken for the offer of rights or options, or the date on which the reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up will take place or begin, as the case may be, and which will also specify any record date for determination of holders of Common Stock entitled to vote thereon or participate therein and will set forth as may be reasonably necessary to indicate any adjustments in the Relevant Exercise Price and the number or kind of shares or other securities purchasable on exercise of Warrants which will be required as a result of the action. The notice will be filed and mailed in the case of any action covered by clause (i) above, not less than ten days prior to the record date for determining holders of the Common Stock for purposes of the action or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record are to be entitled to the offering; and, in the case of any action covered by clause (ii) above, not less than 20 days prior to the earlier of the date on which the reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up is expected to become effective and the date on which it is expected that holders of shares of Common Stock of record on the date will be entitled to exchange their shares for securities or other property deliverable on the reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up.

Failure to give any notice or any defect therein will not affect the legality or validity of any transaction listed in this Section 12.

SECTION 13.  DISPOSITION OF PROCEEDS ON EXERCISE OF WARRANT
CERTIFICATES, ETC.

The Warrant Agent will account promptly to the Company all Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of securities or other property through the exercise of the Warrants.



The Warrant Agent will keep a copy of this Agreement available for inspection by Warrant Holders during normal business hours at its office. Copies of this Agreement may also be obtained on written request addressed to the Warrant Agent.

SECTION 14.   WARRANT HOLDER NOT CONSIDERED A STOCKHOLDER

No Warrant Holder, will be entitled to vote, receive dividends or be considered the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor will anything contained or in any Warrant Certificate be construed to confer on any Warrant Holder, any of the rights of a stockholder of the Company or any right to vote for the election of directors or on any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether on any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 12), or to receive dividend or subscription rights, or otherwise, until the Warrant Certificate will have been exercised under the provisions and the receipt of the Relevant Exercise Price and any other amounts payable on the exercise by the Warrant Agent.

SECTION 15.  RIGHT OF ACTION

All rights of action in respect to this Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of any other holder of a Warrant Certificate, may, in his own behalf for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise the Warrants evidenced by the Warrant Certificate, for the purchase of shares of the Common Stock in the manner provided in the Warrant Certificate and in this Agreement.

SECTION 16.  AGREEMENT OF HOLDERS OF WARRANT CERTIFICATES

Every holder of a Warrant Certificate by accepting the consents and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that:

A. the Warrant Certificates are transferable on the registry books of the Warrant Agent only on the terms and conditions set forth in this Agreement; and

B. the Company and the Warrant Agent may consider and treat the person in whose name the Warrant Certificate is registered as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes whatever and neither the Company nor the Warrant Agent will be affected by any notice to the contrary.



SECTION 17.  CANCELLATION OF WARRANT CERTIFICATES

In the event that the Company will purchase or otherwise acquire any Warrant Certificate or Certificates after the issuance thereof, the Warrant Certificate or Certificates will thereon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent will also cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, split-up, combination or exchange. Warrant Certificates so canceled will be delivered by the Warrant Agent to the Company from time to time, or disposed of under the instructions of the Company.

SECTION 18.  ABOUT THE WARRANT AGENT

The Company agrees to pay to the Warrant Agent from time to time, on demand of the Warrant Agent, reasonable compensation for all services rendered by it hereunder and also its reasonable expenses, including counsel fees, and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent, arising out of or in connection with the acceptance and administration of this Agreement.

SECTION 19.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT

Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent will be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, will be the successor to the Warrant Agent without the execution or filing of any paper or any further act on the part of any of the parties , if the corporation would be eligible for appointment as a successor warrant agent under Section 21 of this Agreement. In case at the time the successor to the Warrant Agent will succeed to the agency created by this Agreement, any of the Warrant Certificates will have been countersigned but not delivered, any successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver the Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates will not have been countersigned, any successor to the Warrant Agent may countersign the Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all the cases the Warrant Certificates will have the full force provided in the Warrant Certificates and in this Agreement.

In case at any time the name of the Warrant Agent will be changed and when any of the Warrant Certificates will have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates will not have been countersigned, the Warrant Agent may countersign the Warrant Certificates either in its prior name or in its changed name; and in all cases the Warrant Certificates will have the full force provided in the Warrant Certificates and in this Agreement.

SECTION 20.  DUTIES OF WARRANT AGENT

The Warrant Agent undertakes the duties and obligations imposed by this Agreement on the following terms and conditions, by all of which the Company and the holders of Warrant Certificates, by their acceptance thereof, will be bound:

A. The Warrant Agent may consult with counsel satisfactory to it (who may be counsel for the Company or the Warrant Agent's in-house counsel), and the opinion of counsel will be complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in good faith and under the opinion; provided, however, that the Warrant Agent will have exercised reasonable care in the selection of counsel. Fees and expenses of counsel, to the extent reasonable, will be paid by the Company.

B. Whenever in the performance of its duties under this Agreement, the Warrant Agent will consider it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, the fact or matter (unless other evidence in respect thereof be specifically prescribed) may be considered to be conclusively proved and established by a certificate signed by a Chairman or co-Chairman of the Board or the President or a Vice President or the Secretary of the Company and delivered to the Warrant Agent; and the certificate will be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under this Agreement in reliance on the certificate.

C. The Warrant Agent will be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

D. The Warrant Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature on the Warrant Certificates and the statements or recitals as describe the Warrant Agent or action taken or to be taken by it) or be required to verify, but all statements and recitals are and will be considered to have been made by the Company only.

E. The Warrant Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery (except the due execution by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor will it be responsible for the making of any change in the number of shares of Common Stock for which a Warrant is exercisable required under Section 6 or responsible for the manner, method or amount of any change or the determining of the existence of facts that would require any adjustment or change (except for the exercise of Warrant Certificates after actual notice of any adjustment of the Relevant Exercise Price); nor will it by any act hereunder be considered to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued under this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be validly issued, fully paid and non-assessable.

F. The Warrant Agent will be under no obligation to institute any action, suit or legal proceeding or take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates will give the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative, and any action, suit or proceeding instituted by the Warrant Agent will be brought in its name as Warrant Agent, and any recovery of judgment will be for the ratable benefit of the registered holders of the Warrant Certificates, as their respective rights or interests may appear.

G. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing will preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

H. The Warrant Agent is authorized and directed to accept instructions regarding the performance of its duties from a Chairman or co-Chairman of the Board or President or a Vice President or the Secretary or the Controller of the Company, and to apply to the officers for advice or instructions in connection with the Warrant Agent's duties, and it will not be liable for any action taken or suffered or omitted by it in good faith under instructions of any officer.

I. The Warrant Agent will not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

J. The Warrant Agent may execute and exercise any of the rights or powers vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees and the Warrant Agent will not be answerable or accountable for any act, default, neglect or misconduct of any attorneys, agents or employees or for any loss to the Company resulting from neglect or misconduct; provided, however, that reasonable care will have been exercised in the selection and continued employment of the attorneys, agents and employees.

K. The Warrant Agent will not incur any liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken, or any failure to take action, in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by the Warrant Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

L. The Warrant Agent will act hereunder solely as agent of the Company in a ministerial capacity, and its duties will be determined solely by the provisions. The Warrant Agent will not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith or willful conduct.

SECTION 21.  CHANGE OF WARRANT AGENT

The Warrant Agent may resign and be discharged from its duties under this Agreement on 30 days' prior notice in writing mailed, by registered or certified mail, to the Company. The Company may remove the Warrant Agent or any successor warrant agent on 30 days' prior notice in writing, mailed to the Warrant Agent or successor warrant agent, as the case may be, by registered or certified mail. If the Warrant Agent will resign or be removed or will otherwise become incapable of acting, the Company will appoint a successor to the Warrant Agent and will, within 15 days following the appointment, give notice thereof in writing to each registered holder of the Warrant Certificates. If the Company will fail to make the appointment within a period of 15 days after giving notice of the removal or after it has been notified in writing of the resignation or incapacity by the resigning or incapacitated Warrant Agent, then the Company agrees to perform the duties of the Warrant Agent hereunder until a successor Warrant Agent is appointed. After appointment and execution of a copy of this Agreement in effect at that time, the successor Warrant Agent will be vested with the powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent will deliver and transfer to the successor Warrant Agent, within a reasonable time, any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section, however, or any defect therein will not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.

SECTION 22.  ISSUANCE OF NEW WARRANT CERTIFICATES

Notwithstanding any of the provisions of this Agreement or the several Warrant Certificates to the contrary, the Company may, at its option, issue new Warrant Certificates in the form as may be approved by its Board of Directors to reflect any adjustment or change in the Relevant Exercise Price or the number or kind of shares purchasable under the several Warrant Certificates made under the provisions of this Agreement.

SECTION 23.  NOTICES

Notice or demand under this Agreement to be given or made on the Company by the Warrant Agent or by the registered holder of any Warrant Certificate will be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

Rocketinfo, Inc.
6 Hutton Center Drive, Suite 1200
Santa Ana, California 92707

Subject to the provisions of Section 21, any notice under this Agreement to be given or made by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent will be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

Computershare Trust Company, Inc.
350 Indiana Street, Suite 800
Golden, Colorado 80401

Any notice or demand authorized to be given or made to the registered holder of any Warrant Certificate under this Agreement will be sufficiently given or made if sent by first-class or registered mail, postage prepaid, to the last address of the holder as it will appear on the registers maintained by the Warrant Agent.

SECTION 24.  MODIFICATION OF AGREEMENT

The Warrant Agent may, without the consent or concurrence of the Warrant Holders, by supplemental agreement or otherwise, concur with the Company in making any changes or corrections in this Agreement that the Warrant Agent will have been advised by counsel (who may be counsel for the Company) are necessary or desirable to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error, or to make any other provisions in regard to matters or questions arising and which will not be inconsistent with the provisions of the Warrant Certificates and which will not adversely affect the interests of the Warrant Holders. As of the date, this Agreement contains the entire and only agreement, understanding, representation, condition, warranty or covenant between the parties about this Agreement, supersedes all other agreements between the parties relating to the matters, and may be modified or amended only by a written agreement signed by both parties under the authority granted by the first sentence of this Section.

SECTION 25.  SUCCESSORS

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent will bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 26.  COLORADO CONTRACT

This Agreement and each Warrant Certificate issued hereunder will be considered to be a contract made under the laws of the State of Colorado and for all purposes will be construed under the laws of the State.

SECTION 27.  TERMINATION

This Agreement will end as of the close of business on the Expiration Date, or the earlier date on which all Warrants will have been exercised or redeemed, except that the Warrant Agent will account to the Company as to all Warrants outstanding and all cash held by it as of the close of business on the Expiration Date.

SECTION 28.  BENEFITS OF THIS AGREEMENT

Nothing in this Agreement or in the Warrant Certificates will be construed to give to any person or corporation other than the Company, the Warrant Agent, and their respective successors and assigns hereunder and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Company, the Warrant Agent, their respective successors and assigns hereunder and the registered holders of the Warrant Certificates.

SECTION 29.  DESCRIPTIVE HEADINGS

The descriptive headings of the several Sections of this Agreement are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions.

SECTION 30.  COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which will be an original, but the counterparts will together constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.



ROCKETINFO, INC.



By: _______________________________
Title:



COMPUTERSHARE TRUST COMPANY, INC.



By: _______________________________
Title:




EXHIBIT ?A? TO WARRANT AGREEMENT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT AND UNDERLYING SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO THE FOREGOING CLAUSE (B) THERE MUST BE FURNISHED TO THE COMPANY A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE REGULATION REQUIREMENTS OF ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.



ROCKETINFO, INC.

COMMON STOCK PURCHASE WARRANT



Warrant Certificate No. Series One         W 2006-00-SAMPLE
Holder:

Number of Warrants:                        1,600,000
Address:

Expiration Date:                           August ___, 2009

Exercise Price Per Share:                  US$ 0.10

For identification only. The governing terms of this Warrant are set forth below.

         Rocketinfo, Inc., a Delaware corporation (the ?Company? or ?Rocketinfo?), hereby certifies that, for value received, RBH Family Trust (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to August 26th, 2009 (the "Exercise Period"), at the Purchase Price hereinafter set forth, one million six hundred thousand (1,600,000) shares. For every full Warrant the Holder will be entitled to acquire one share of Common Stock of Rocketinfo at an exercise price of US$ 0.10 per share anytime on or before the expiry date. The Warrants have an expiry date of August 26th, 2009.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in a warrant agreement entered into between Rocketinfo and the Computershare Transfer Company, Inc. (the "Warrant Agreement"). By execution of this Warrant, the Holder hereof agrees to be bound by and to benefit from the provisions of the Warrant Agreement set forth herein. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:



(a)   The term "Common Stock" includes:
(i)  Rocketinfo's common stock, par value $0.01 per share;
(ii) 	any other capital stock of any class or classes (however
designated) of Rocketinfo, authorized on or after the date hereof, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of Rocketinfo (even though the right so to vote has been suspended by the happening of such a contingency);
and
(iii) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(b) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of Rocketinfo or any other person
(corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common
Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other
Securities pursuant to Section 4 or otherwise.

(c) The term "Rocketinfo" shall include Rocketinfo, Inc. and any corporation that shall succeed or assume the obligations of such corporation hereunder.

         1. Exercise of Warrant.

   1.1  Method of Exercise.

(a) This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") substantially in the form attached hereto as Annex ?A? via facsimile to Rocketinfo. Prior to sending the Notice of Exercise via facsimile, the Holder shall give Computershare Trust Company, Inc. notice of its intent to submit a Notice of Exercise by telephone. Promptly thereafter the Holder shall surrender this Warrant (if the entire amount of the Warrant is subject to the Notice of Exercise) to Rocketinfo at its principal office via overnight delivery service, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price").

(b) Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of this Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of this Warrant in accordance with the formula set forth in subsection (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other securities) determined as provided herein.

(c) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                     X =                Y(A-B)
                                        ------
                                          A

Where X = the number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

A = the Fair Market Value of one share of the Company?s Common Stock (at the date of such calculation)

B = the Exercise Price per share (as adjusted to the date of such calculation)

(d) The Holder will, to the extent this Warrant is not previously exercised, and if the last trade price of the shares of the Company's Common Stock reaches US$ 2.00 per share, this Warrant shall be deemed automatically exercised (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 1(d), the Company agrees to promptly notify the holder hereof of the number of shares of Common Stock of the Company, if any, the holder hereof is to receive by reason of such automatic exercise.

(e) On exercise of a portion of this Warrant in accordance with the terms hereof, records showing the amount so exercised and the date of exercise shall be maintained on a ledger substantially in the form of Annex B attached hereto (an originally signed and executed copy of which shall be delivered to Rocketinfo with each Notice of Exercise). Rocketinfo shall maintain the originally signed and executed ledger and the Holder shall maintain a copy thereof. On execution of the exercise of the Warrants contemplated by the Notice of Exercise, Rocketinfo shall deliver to the Holder a copy of Annex B signed and executed by Rocketinfo, and the Holder shall deliver to Rocketinfo a copy of Annex B signed by the Holder. It is specifically contemplated that Rocketinfo shall act as the calculation agent for all exercises of this Warrant. The Holder and any assignee, by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

(f) In the event there is a dispute as to the number of shares of Common Stock the Holder is entitled to receive on exercise of this Warrant, Rocketinfo shall issue to the Holder the number of shares not in dispute and Rocketinfo and the Holder will use their best efforts to resolve such dispute within one Business Day following the receipt of a Notice of Exercise. If such dispute cannot be resolved within such one-day period, Rocketinfo and the Holder shall submit the dispute to an independent accountant mutually agreed on by Rocketinfo and the Holder to make a final and binding determination of the number of shares owed to the Holder. Rocketinfo shall issue shares of Common Stock owed to Holder as a result of the resolution of the dispute within two Business Days following the receipt of the accountant's independent determination.

         1.3 Company Acknowledgment. Rocketinfo will, at the time of the exercise of this Warrant, on request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder the piggyback registration rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of
Section 12(a) of this Warrant Certificate.

         1.4 Limitation on Exercise. Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights shall be limited, solely to the extent set forth in the Warrant Agreement as if such provisions were specifically set forth herein. In addition, the number of shares of Common Stock issuable on exercise of this Warrant is subject to reduction as specified in Section 6 of the Warrant Agreement.


         2. Delivery of Stock Certificates, Etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within five (5) Business Days thereafter, Rocketinfo at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled on such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Extraordinary Events. The Purchase Price to be paid by the Holder on exercise of this Warrant, and the consideration to be received on exercise of this Warrant, shall be adjusted in case at any time or from time to time pursuant to Section 6 of the Warrant Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. Rocketinfo will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, Rocketinfo:

(a)   will not increase the par value of any shares of Common
Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise;

(b) will take all such action as may be necessary or appropriate in order that Rocketinfo may validly and legally issue fully paid and unassessable shares of Common
Stock on the exercise of this Warrant; and

(c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into Rocketinfo (if Rocketinfo is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, Rocketinfo will promptly cause its principal financial officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based, including a statement of:

(a) the consideration received or receivable by Rocketinfo for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold;

(b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding; and

(c) the Purchase Price and the number of shares of Common Stock to be received on exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant.

Rocketinfo will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to such Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         6. Notices of Record Date, Etc. In the event of:

(a) any taking by Rocketinfo of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(b) any capital reorganization of Rocketinfo, any reclassification or recapitalization of the capital stock of Rocketinfo or any transfer of all or substantially all the assets of Rocketinfo to or consolidation or merger of Rocketinfo with or into any other Person; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of Rocketinfo,

then and in each such event Rocketinfo will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         7. Reservation of Stock, Etc. Issuable on Exercise of Warrant. Rocketinfo will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         8. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to Rocketinfo, Rocketinfo at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered or for such lesser number of shares of Common Stock as may be reflected on the Warrant Exercise Ledger attached as Annex B.

         9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to Rocketinfo of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to Rocketinfo or, in the case of any such mutilation, on surrender and cancellation of this Warrant, Rocketinfo at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         10. Remedies. Rocketinfo stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by Rocketinfo in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. Negotiability, Etc. This Warrant is issued on the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

(a) until this Warrant is transferred on the books of Rocketinfo, Rocketinfo may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

(b) this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         12. Piggyback Registration Rights. If Rocketinfo proposes to register any of its Common Stock either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to a Form S-8):

(a) Rocketinfo shall use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance) all the underlying shares of Common Stock to be issued pursuant to this warrant agreement.

(b) All registration expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 12(a) hereof, shall be borne by Rocketinfo.

(c) Notwithstanding the foregoing, if the managing underwriter of any such offering determines that the number of shares proposed to be sold by Rocketinfo, by other shareholders having piggy-back rights, and/or by the Purchaser is greater than the number of shares which the underwriter believes feasible to sell at the time, at the price and upon the terms approved by Rocketinfo, then the number of shares which the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (i) shares being offered by Rocketinfo; and (ii) pro rata among the other shareholders and the Purchaser, based on the number of shares of Common Stock each shareholder requested to be


registered.   Rocketinfo shall have the right to designate
the managing underwriter in respect of a public offering pursuant to this Section 12.

         13. Pooling Agreement. The Holder will enter into a pooling agreement concerning this Warrant, and the shares of Common Stock to be issued upon exercise this Warrant, substantially in the form of Annex ?D? (the "Pooling Agreement"). The term of the applicable pooling period shall three years subject to the Pooling Agreement. Rocketinfo may impose stop-transfer instructions with respect to the Common Stock (or securities) subject to the foregoing restriction until the end of said three year period.

         14. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

(a)   Compliance with Securities Act.  The holder of this
Warrant, by acceptance hereof, agrees that this Warrant, the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE
EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT
RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER
THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF
A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE
COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS
NOT REQUIRED.

(b) Disposition of Warrant and Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         15. Notices, Etc. All notices and other communications from Rocketinfo to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to Rocketinfo in writing by such Holder or, until any such Holder furnishes to Rocketinfo any address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to Rocketinfo.

         16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Colorado. The headings in this Warrant are for the purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

DATED for reference as of August ____, 2006.


ROCKETINFO, INC.


____________________________
By: __________
Title: President and Chief Executive Officer


___________________________________
By: ____________
Title: Chief Financial Officer



Countersigned by:

COMPUTERSHARE TRUST COMPANY, INC.
Warrant Registrar and Transfer Agent


_________________________________
Per: Authorized Signatory

ANNEX ?A?

FORM OF NOTICE EXERCISE - WARRANT
(To be executed only on exercise of the Warrant in whole or in part)

To:   Rocketinfo, Inc.
6 Hutton Center Drive, Suite 1200
Santa Ana, California 92707

The undersigned registered Holder of the accompanying Warrant, hereby exercises such Warrant or portion thereof for, and purchases thereunder, __________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to,________________________ whose address is___________________________________________________ .

The Exercise Price is paid as follows:

   Certified Bank draft payable to Rocketinfo in the amount of $____________.

   election to exercise its net issuance rights pursuant to
Section 1.1(c) of the attached Warrant with respect to __________ shares of Common Stock.

    Wire transfer to the account of Rocketinfo in the amount of $___________.

On exercise pursuant to this Notice of Exercise, the Holder will be in compliance with the Limitation on Exercise (as defined in the Securities Warrant Agreement pursuant to which this Warrant was issued). The Holder of the shares of Common Stock received on exercise of the Warrant (the "Common Shares"), covenants and agrees that the Common Shares are being acquired as an investment and not with a view to the distribution thereof in violation of the Securities Act and that the Common Shares may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part except as provided in the legend on the first page of this Warrant and provided that the Holder shall have furnished Rocketinfo an opinion of counsel in form and substance reasonably acceptable to Rocketinfo to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.*

The undersigned represents that:

                             [PLEASE CHECK ONE BOX]

It is not a U.S. person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended), is acquiring the shares for its own account and not for the account or benefit of a U.S. person and has executed and delivered this Election outside the United States.

Accompanying this Election is a Representation Letter in the form attached as Annex ?C? to the Warrant Certificate.

This Election has been executed and delivered in _____________.


Date:

(Name must conform to name of Holder as specified on the face of the
Warrant)
By:

Name:

Title:

Date of Exercise:                               Address of Holder:






* If shares of common Stock are to be issued to anyone other than the Holder, this covenant and representation must be made by such other Person.
___________________________________

1. Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of partial exercise, a new Warrant or Warrant will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the Holder surrendering the same.




ANNEX ?B?

WARRANT EXERCISE LEDGER

              Original                   Exercise       New
Date          Number of    Warrants        Price       Balance of  Holder?s  Issuer?s
              Warrants     Exercised       Paid         Warrants   Initials  Initials
--------------------------------------------------------------------------------------





























ROCKETINFO, INC.                              Holder:



 _____________________________          ___________________________
By: ____________                        By: ______________
Title: Chairman & Director                  _______________________

Address: Rocketinfo, Inc.               Address:___________________
         6 Hutton Center Drive,                 ___________________
         Suite 1200,                            ___________________
         Santa Ana, California 92707            ___________________
 Tel: 	 (___) ________                   Tel:    (___) _________
 Fax.: (___) ________                   Fax:    (___) _________



ANNEX ?C?
REPRESENTATION LETTER

Rocketinfo, Inc.
8721 Santa Monica Boulevard, Suite 1023
Los Angeles, CA 90069-4507

Ladies and Gentlemen:

In connection with the purchase by the undersigned on this date of common shares (the "Securities") of Rocketinfo, Inc. (the "Company"), the undersigned hereby confirms to you that:

1.  The undersigned:

a. is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the United States Securities Act of 1933, as amended (the "Act") because it is a broker-dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; and
b. is purchasing the Securities for its own account and not with a view to resale, distribution or other disposition in a manner that would violate the registration requirements of the Act.

2. It acknowledges that neither the Securities nor any interest therein has been or will be registered under the Act or the securities laws of any State or other political subdivision of the United States.

3. It further acknowledges and agrees that, because the Securities have not been registered under the Act and are being deemed to offered and sold in a private offering under the exemption afforded by Section 4(2)of the Act, the Shares are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and cannot be reoffered or resold unless they are subsequently registered under the Securities Act or an exemption from registration thereunder is available, and that it will continue to bear the economic risk of its investment in the Shares for an indefinite period of time.

4. It agrees that it will not re-offer, resell, pledge, hypothecate or otherwise transfer or dispose of the Securities (or securities that may be received in replacement thereof or in exchange therefore) except:

a. pursuant to an effective registration statement under the Securities Act;
b. in a transaction outside the United States meeting the requirements of Rule 904 of Regulation S under the Act; or
c. in a transaction exempt from registration under the Securities Act and, in each case in compliance with any applicable state securities ("Blue Sky") laws.

It agrees that in connection with any transaction pursuant to the foregoing clause (c), it will furnish to the Company a written opinion of counsel acceptable to the Company to the effect that such offer, sale, pledge, hypothecation, transfer or disposition is in compliance with the registration requirements of all applicable United States federal and state securities laws. It acknowledges and agrees that each certificate for the Securities (and any certificate issued in replacement therefore) shall bear a restrictive legend in substantially the following form and that an appropriate stop transfer order implementing the same shall be lodged with the transfer agent:

 "The securities represented hereby have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Act"). These securities may be offered, sold, pledged or otherwise transferred only (a) to the corporation, (b) in a transaction outside the United
States in compliance with Rule 904 of Regulation S under the Act, or (c) in a transaction exempt from the registration requirements under the Act and any applicable state securities laws. In connection with any transfer pursuant to the foregoing clause (c), there must be furnished to the corporation a written opinion of counsel reasonably acceptable to the corporation to the effect that such transfer is exempt from the regulation requirements of all applicable United States federal and state securities laws."

5. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities. It acknowledges that it has had access to such information concerning the Company as it has deemed necessary to make an informed decision to purchase Securities, and has been afforded the opportunity to ask questions and receive satisfactory answers from representatives of the Company regarding the Company and the terms and conditions relating to investment in the Company, and all such questions have been answered to its full satisfaction.


 Very truly yours,


























EXHIBIT ?E?
OPTION AGREEMENT

INDIVIDUAL STOCK OPTION AGREEMENT
PURSUANT TO ROCKETINFO, INC.?S 2006 STOCK OPTION PLAN

THIS AGREEMENT is entered into as of 25th day of August, 2006 (the "Date of Grant")

BETWEEN:

ROCKETINFO, INC., a corporation incorporated pursuant to the laws of State of Delaware, having a business office at 6 Hutton Center
Drive, Suite 1200, Santa Ana, California 92707;

(the "Company")

AND:

MARCO HEGYI, of 6 Hertford, Newport Coast, California 92657.

(the "Optionee")

WHEREAS:
A.   The Board of Directors of the Company (the "Board") has
approved and adopted the 2006 Stock Option Plan (the "Plan"), pursuant to which the Board is authorized to grant to employees and other selected persons stock options to purchase common stock, without par value, of the Company (the "Common Stock");
B.   The Plan provides for the granting of stock options that either
(i) are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as
amended (the "Code"), or (ii) do not qualify under Section 422 of the Code ("Non-Qualified Stock Options"); and
C. The Board has authorized the grant to Optionee of options to purchase a total of two million (2,000,000) shares of Common Stock
(the "Options"), which Options are intended to be (select one):
___   Incentive Stock Options; or
_X_  Non-Qualified Stock Options;
NOW THEREFORE, the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan, two million (2,000,000) shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.
1.  Exercise Price and Duration. The Options shall be exercisable until 4:00 p.m. (Pacific Standard Time) on that day (the "Expiration Date") that is three years following the Date of Grant, at an exercise price of US$0.20 per share; provided that in accordance with Section 5.1(d) of the Plan:
a.  the Expiration Date of any Incentive Stock Option granted to a greater than ten percent (> 10%) shareholder of the
Company shall not be later than three (3) years from the Date of Grant);
b.  so long as the Company's Common Stock is traded on a
Designated Exchange (as defined in the Plan), all Options
granted pursuant to the Plan shall expire not later than three
(3) years from the Date of Grant; and
c.  if the Common Shares are not traded on a Designated
Exchange and in the absence of action to the contrary by the
Plan Administrator (as defined in the Plan) in connection with the grant of a particular Option, and except in the case of
Incentive Stock Options as described above, all Options
granted under the Plan shall expire not later than ten (10)
years from the Date of Grant.
2.  Limitation on the Number of Shares. If the Options granted hereby are Incentive Stock Options, the number of shares which may be acquired upon exercise thereof is subject to the limitations set forth in Section 5.1(a) of the Plan.
3.  Vesting Schedule.   The Options to granted hereunder vest
immediately and are therefore Non-Qualified Stock Options.
a.  If the Options granted hereby are Non-Qualified Stock
Options, they shall vest as of the Date of Grant.
b.  If the Options granted hereby are Incentive Stock Options, they shall vest as follows:  Not Applicable ? Vests
Immediately.
Total Incentive Stock Option Vested         Date
               1,000,000               December 31, 2006
               1,000,000               December 31, 2007
               1,000,000               December 31, 2008

4. Options not Transferable. The Options may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. In the event of an Optionee's death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions thereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by the Plan, such Option shall thereupon terminate and become null and void.
5. Investment Intent. By accepting the Options, the Optionee represents and agrees that none of the shares of Common Stock purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. In addition, the Company may require, as a condition of exercising the Options, that the Optionee execute an undertaking, in such a form as the Company shall reasonably specify, that the Stock is being purchased only for investment and without any then-present intention to sell or distribute such shares.
6. Termination of Options. Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:
a.  Expiration. December 31, 2009.

b. Termination for Cause. The date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation (as defined in the Plan) for cause (as determined in the sole discretion of the Plan
Administrator, acting reasonably).

c. Termination Due to Death or Disability. The expiration of one (1) year from the date of the death of the Optionee, or the expiration of six (6) months from termination of an Optionee's employment or contractual relationship by reason of Disability (as defined in Section 5(g) of the Plan).

d.  Termination for Any Other Reason. The expiration of thirty
(30) days from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability.

e. Number of Shares Exercisable. Notwithstanding all Options having been vested, the number of Options exercisable by the Optionee under subsection 6(d) shall be adjusted in accordance to the number of years the Optionee has been with the Company. The Optionee shall be entitled to exercise 100% of the vested Options if the employment or contractual relationship with the Company was terminated after three years. The Optionee shall otherwise only be entitled to exercise 25% of the vested Options on a pro rata basis for each year the Optionee is employed or in a contractual relationship with the Company starting at the beginning of each year.

7. Termination of Options Granted in the Optionee's Capacity as a Director. Notwithstanding Section 6, any Options that have vested and which have been granted to the Optionee in the Optionee's capacity as a director of the Company or a Related Corporation shall terminate upon the occurrence of the first of the following events:

a.  Expiration. December 31, 2009.

b. Termination for Cause. The date the Optionee is removed as a director for cause (as determined in the sole discretion of the Plan Administrator, acting reasonably).

c. Termination Due to Death or Disability. The expiration of one (1) year from the date of the death of the Optionee, or the expiration of six (6) months from cessation of the Optionee's service as a director of the Company or Related Corporation, as the case may be, by reason of Disability.

d. Termination Due to Cessation of Service as a Director. The expiration of thirty (30) days from the date the Optionee ceases to serve as a director of the Company or Related Corporation, as the case may be, unless the Optionee continues to be engaged by the Corporation as an Employee (as defined in the Plan), officer or consultant in which event the terms of the Option shall be governed by the provisions of Section 6.

8. Termination of Unvested Incentive Stock Options. Each unvested Incentive Stock Option granted pursuant hereto shall terminate immediately upon termination of the Optionee's employment or contractual relationship with the Company for any reason whatsoever, including death or Disability, unless vesting is accelerated in accordance with the Plan.

9. Stock. In the case of any stock split, stock dividend or like change in the nature of shares of Stock covered by this Agreement, the number of shares and exercise price shall be proportionately adjusted as set forth in Section 5(m) of the Plan.

10. Exercise of Option. Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that any Optionee who is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration or termination of the Option. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one
(1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit A) to the Chief Financial Officer of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased.

11. Holding Period for Incentive Stock Options. In order to obtain the tax treatment provided for Incentive Stock Options by Section 422 of the Code, the shares of Common Stock received upon exercising any Incentive Stock Options received pursuant to this Agreement must be sold, if at all, after a date which is later of two (2) years from the date of this agreement is entered into or one (1) year from the date upon which the Options are exercised. The Optionee agrees to report sales of shares prior to the above determined date to the Company within one (1) business day after such sale is concluded. The Optionee also agrees to pay to the Company, within five (5) business days after such sale is concluded, the amount necessary for the Company to satisfy its withholding requirement required by the Code in the manner specified in Section 5.1(1)(iii) of the Plan. Nothing in this Section is intended as a representation that Common Stock may be sold without registration under state and federal securities laws or an exemption therefrom or that such registration or exemption will be available at any specified time.

12. Subject to 2006 Stock Option Plan. The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

13. Professional Advice. The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options for the Common Stock. Without limiting other matters to be considered, the Optionee should consider whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code.

14. No Employment Relationship. Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Corporation, express or implied, that the Company or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

15. Entire Agreement. This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

16. Proper Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

17. Notices. Any notice required or permitted to be made or given hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:



The Company:

Rocketinfo, Inc.
6 Hutton Center Drive, Suite 1200
Santa Ana, California 92707
Attention: Chief Financial Officer

The Optionee:
RBH Consulting Inc.
301-1640 Oak Bay Ave.,
Victoria, BC Canada

18. Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

19. Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Date of Grant.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

ROCKETINFO, INC.

Per:
Authorized Signatory

SIGNED, SEALED and DELIVERED by             OPTIONEE:
RBH FAMILY TRUST in the presence of:

_________________________________           RBH FAMILY TRUST
Signature

__________________________________
Print Name

__________________________________
Address

__________________________________          ___________________________
Occupation                                  Authorized Signatory

THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF STOCK UPON EXERCISE OF THESE OPTIONS. ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF STOCK TO BE ISSUED UPON EXERCISE OF THESE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

THE SHARES OF STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.
WHEREAS:


The Company:

Rocketinfo, Inc.
6 Hutton Center Drive, Suite 1200
Santa Ana, California 92707
Attention: Chief Financial Officer

The Optionee:

Marco Hegyi
6 Hertford, Newport Coast
California 92657

Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Date of Grant.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

ROCKETINFO, INC.

Per:

Authorized Signatory


SIGNED, SEALED and DELIVERED by Marco Hegyi in the presence of:
__________________________________
Signature
__________________________________
Print Name
__________________________________
Address

__________________________________
Occupation


________________________________
MARCO HEGYI, OPTIONEE

THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF STOCK UPON EXERCISE OF THESE OPTIONS. ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF STOCK TO BE ISSUED UPON EXERCISE OF THESE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE SHARES OF STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.


EXHIBIT A
Notice of Election to Exercise


To: Rocketinfo, Inc.

Attention: The Chief Financial Officer

This Notice of Election to Exercise shall constitute proper notice pursuant to the 2006 Stock Option Plan (the "Plan") of Rocketinfo, Inc. (the "Company") and Section 10 of that certain Stock Option Agreement (the "Agreement") dated as of the _____ day of August 2006, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase shares of the common stock of the Company at a price of US$ _______ per share, for aggregate consideration of US$ __________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 10 of the Agreement, accompanies this notice.

The undersigned has executed this Notice this _______ day of ____________, _______.

Signature

Name (typed or printed)


Rocketinfo, Inc.
2006 Stock Plan


1. Establishment, Purpose and Term of Plan.
     1.1 Establishment. The Rocketinfo, Inc. 2006 Stock Plan (the
?Plan?) is hereby adopted March 6, subject to approval by the stockholders of the Company (the date of such approval, the ?Effective Date?).

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company?s stockholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, Performance Units, Restricted Stock Units, Deferred Compensation Awards and other Stock-Based Awards as described below.

     1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than ten (10) years from the Effective Date. The Company intends that the Plan comply with Section 409A of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed.

     2. Definitions and Construction.

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

    (a) ?Affiliate? means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term ?control? (including the term ?controlled by?) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

    (b) ?Award? means any Option, SAR, Restricted Stock Award,
Performance Share, Performance Unit, Restricted Stock Unit or Deferred Compensation Award or other Stock-Based Award granted under the Plan.

    (c) ?Award Agreement? means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

    (d) ?Board? means the Board of Directors of the Company.

    (e) ?Change in Control? means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant?s Award Agreement or written contract of employment or service, the occurrence of any of the following:

       (i) an Ownership Change Event or a series of related Ownership Change Events (collectively, a ?Transaction?) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company?s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(y)(iii), the entity to which the assets of the Company were transferred (the ?Transferee?), as the case may be; or

       (ii) the liquidation or dissolution of the Company.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

    (f) ?Code? means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

    (g) ?Committee? means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall have the exclusive authority to administer the Plan and shall have all of the powers granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

    (h) ?Company? means Rocketinfo, Inc., a Minnesota corporation, or any Successor.

        (i) ?Consultant? means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company.

    (j) ?Deferred Compensation Award? means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.

     (k ?Director? means a member of the Board or of the board of directors of any Participating Company.

    (l) ?Disability? means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

    (m) ?Dividend Equivalent? means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

    (n) ?Employee? means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director?s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual?s employment or termination of employment, as the case may be. For purposes of an individual?s rights, if any, under the Plan as of the time of the Company?s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

    (o) ?Exchange Act? means the Securities Exchange Act of 1934, as amended.

     (p) ?Fair Market Value? means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

        (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable.

        (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

        (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

    (q) ?Incentive Stock Option? means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

    (r) ?Insider? means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

    (s) ?Non-Control Affiliate? means any entity in which any Participating Company has an ownership interest and which the Committee shall designate as a Non-Control Affiliate.

    (t) ? Nonemployee Director ? means a Director who is not an Employee.

    (u) ?Nonstatutory Stock Option? means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

    (v) ?Officer? means any person designated by the Board as an officer of the Company.

    (w) ?Option? means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to
Section 6 of the Plan. An Option may be either an Incentive Stock
Option or a Nonstatutory Stock Option.

    (x) ?Option Expiration Date? means the date of expiration of the Option?s term as set forth in the Award Agreement.

    (y) An ?Ownership Change Event? shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company.

    (z) ?Parent Corporation? means any present or future ?parent corporation? of the Company, as defined in Section 424(e) of the Code.

        (aa) ?Participant? means any eligible person who has been granted one or more Awards.

        (bb) ?Participating Company? means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

        (cc) ?Participating Company Group? means, at any point in time, all entities collectively which are then Participating Companies.

        (dd) ?Performance Award? means an Award of Performance Shares or Performance Units.

        (ee) ?Performance Award Formula? means, for any Performance Award, a formula or table established by the Committee pursuant to
Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

        (ff) ?Performance Goal? means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

        (gg) ?Performance Period? means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

        (hh) ?Performance Share? means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

        (ii) ?Performance Unit? means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

        (jj) ?Restricted Stock Award? means an Award of Restricted
Stock.

        (kk) ?Restricted Stock Unit? or ?Stock Unit? means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 10 or Section 11, as applicable, and the Participant?s Award Agreement.

        (ll) ?Restriction Period? means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

        (mm) ?Rule 16b-3? means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

        (nn) ?SAR? or ?Stock Appreciation Right? means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

        (oo) ?Section 162(m)? means Section 162(m) of the Code.

        (pp) ?Securities Act? means the Securities Act of 1933, as amended.

        (qq) ?Service? means a Participant?s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant?s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant?s Service. Furthermore, a Participant?s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant?s Service shall be deemed to have terminated, unless the Participant?s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant?s Award Agreement. A Participant?s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant?s Service has terminated and the effective date of such termination.

        (rr) ?Stock? means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

        (ss) ?Stock-Based Awards? means any award that is valued in whole or in part by reference to, or is otherwise based on, the Stock, including dividends on the Stock, but not limited to those Awards described in Sections 6 through 11 of the Plan.

        (tt) ?Subsidiary Corporation? means any present or future
?subsidiary corporation? of the Company, as defined in Section 424(f) of the Code.

        (uu) ?Successor? means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

        (vv) ?Ten Percent Owner? means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

        (ww) ?Vesting Conditions? means those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant?s termination of Service.

    2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term ?or? is not intended to be exclusive, unless the context clearly requires otherwise.
3.  Administration.
    3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

    3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

    3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

    3.4 Committee Complying with Section 162(m). While the Company is a ?publicly held corporation? within the meaning of Section 162(m), the Board may establish a Committee of ?outside directors? within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

    3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

        (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

        (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

        (c) to determine the Fair Market Value of shares of Stock or other property;

        (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award,
(ii) the method of payment for shares purchased pursuant to any Award,
(iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award,
(vii) the effect of the Participant?s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

         (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

         (f) to approve one or more forms of Award Agreement;

         (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

         (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant?s termination of Service;

         (i) without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

          (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

          (k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

          (l) to delegate to any proper Officer the authority to grant one or more Awards, without further approval of the Committee, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and
(ii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Committee.

    3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys? fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

    3.7 Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

    3.8 Repricing Prohibited. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to the issuance or assumption of an Award in a transaction to which Code section 424(a) applies, within the meaning of Section 424 of the Code.

4. Shares Subject to Plan.
    4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be twelve million (12,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to
Section 15.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised.

    4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants? rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as ?effected without receipt of consideration by the Company.? If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the ?New Shares?), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section
4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.  Eligibility and Award Limitations.
    5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, ?Employees,? ?Consultants? and ?Directors? shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

    5.2 Participation. Awards other than Nonemployee Director Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

    5.3 Incentive Stock Option Limitations.
        (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an ?ISO-Qualifying Corporation?). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with
Section 6.1.

         (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

    5.4 Award Limits.
        (a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed twelve million (12,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2 and further subject to the limitation set forth in Section 5.4(b) below.

        (b) Aggregate Limit on Full Value Awards. Subject to adjustment as provided in Section 4.2, in no event shall more than three million six hundred thousand (3,600,000) shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards (?Full Value Awards?). Except with respect to a maximum of one million two hundred thousand (1,200,000) shares, any Full Value Awards which vest on the basis of the Participant?s continued Service shall not provide for vesting which is any more rapid than annual pro rata vesting over a three (3) year period and any Full Value Awards which vest upon the attainment of Performance Goals shall provide for a Performance Period of at least twelve (12) months.

        (c) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a ?publicly held corporation? within the meaning of Section 162(m).

           (i) Options and SARs. Subject to adjustment as provided in
Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than three million (3,000,000) shares of Stock reserved for issuance under the Plan.

           (ii) Restricted Stock and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards, subject to Vesting Conditions based on the attainment of Performance Goals, for more than one million (1,000,000) shares of Stock reserved for issuance under the Plan.

             (iii) Performance Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one million (1,000,000) shares of Stock reserved for issuance under the Plan for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than one million dollars ($1,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6.  Terms and Conditions of Options.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

    6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that
(a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

    6.2 Exercisability and Term of Options.
         (a) Option Vesting and Exercisability. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option offered or granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.

         (b) Participant Responsibility for Exercise of Option. Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant?s request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.

    6.3 Payment of Exercise Price.
          (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) provided that the Participant is an Employee, and not an Officer or Director (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company?s sole and absolute discretion at the time the Option is exercised, by delivery of the Participant?s promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Participant shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

         (b) Limitations on Forms of Consideration.

            (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company?s stock.

            (ii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Committee shall determine. The Committee shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Committee, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company?s securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

    6.4 Effect of Termination of Service.
        (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant?s termination of Service only during the applicable time periods provided in the Award Agreement.

        (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

        (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit,
(ii) the one hundred and ninetieth (190th) day after the Participant?s termination of Service, or (iii) the Option Expiration Date.

    6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant?s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant?s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.  Terms and Conditions of Stock Appreciation Rights.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

    7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a ?Tandem SAR?) or may be granted independently of any Option (a ?Freestanding SAR?). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

    7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that
(a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

    7.3 Exercisability and Term of SARs.
        (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.

        (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

    7.4 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

    7.5 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant?s termination of Service only as provided in the Award Agreement.

    7.6 Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant?s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant?s beneficiary, except transfer by will or by the laws of descent and distribution.

8.  Terms and Conditions of Restricted Stock Awards.
Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

    8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash compensation for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

    8.2 Purchase Price. The purchase price, if any, for shares of Stock issuable under each Restricted Stock Award and the means of payment shall be established by the Committee in its discretion.

    8.3 Purchase Period. A Restricted Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee; provided, however, that no Restricted Stock Award granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

    8.4 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder.

    8.5 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in
Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant?s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

    8.6 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant?s Service terminates for any reason, whether voluntary or involuntary (including the Participant?s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant?s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

    8.7 Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant?s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant?s guardian or legal representative.

9.  Terms and Conditions of Performance Awards.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

    9.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

    9.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share. Each Performance Unit shall have an initial value determined by the Committee. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

    9.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. To the extent compliance with the requirements under Section 162(m) with respect to ?performance-based compensation? is desired, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

    9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (?Performance Targets?) with respect to one or more measures of business or financial performance (each, a ?Performance Measure?), subject to the following:

        (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company?s financial statements, or, if such terms are not used in the Company?s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company?s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant?s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee: (i) sales revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before stock-based compensation expense, interest, taxes and depreciation and amortization; (vii) earnings before interest, taxes and depreciation and amortization; (viii) earnings before interest and taxes; (ix) net income; (x) expenses; (xi) the market price of the Stock; (xii) stock price; (xiii) earnings per share; (xiv) return on stockholder equity; (xv) return on capital;
(xvi) return on net assets; (xvii) economic value added; (xviii) market share; (xix) customer service; (xx) customer satisfaction; (xxi) safety; (xxii) total stockholder return; (xxiii) free cash flow; (xxiv) net operating income; (xxv) operating cash flow; (xxvi) return on investment; (xxvii) employee satisfaction; (xxviii) employee retention;
(xxix) balance of cash, cash equivalents and marketable securities;
(xxx) product development; (xxxi) research and development expenses; (xxxii) completion of an identified special project; (xxxiii) completion of a joint venture or other corporate transaction; or (xxxiv) such other measures as determined by the Committee consistent with this Section 9.4(a).

        (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

    9.5 Settlement of Performance Awards.
        (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

        (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award that is not intended to constitute ?qualified performance based compensation? to a ?covered employee? within the meaning of Section 162(m) (a ?Covered Employee?) to reflect such Participant?s individual performance in his or her position with the Company or such other factors as the Committee may determine. With respect to a Performance Award intended to constitute qualified performance-based compensation to a Covered Employee, the Committee shall have the discretion to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.

        (c) Payment in Settlement of Performance Awards. As soon as practicable following the Committee?s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant?s legal representative or other person who acquired the right to receive such payment by reason of the Participant?s death) of the final value of the Participant?s Performance Award. Payment of such amount shall be made in cash in a lump sum or in installments, shares of Stock (either fully vested or subject to vesting), or a combination thereof, as determined by the Committee.

       9.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant?s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

    9.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant?s termination of Service on the Performance Award shall be as follows:

        (a) Death or Disability. If the Participant?s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant?s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant?s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.

        (b) Other Termination of Service. If the Participant?s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant?s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.

    9.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant?s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant?s guardian or legal representative.

10.  Terms and Conditions of Restricted Stock Unit Awards.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

    10.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

     10.2 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in
Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
    10.3 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant?s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
    10.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant?s Service terminates for any reason, whether voluntary or involuntary (including the Participant?s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant?s termination of Service.

    10.5 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant?s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

    10.6 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant?s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant?s guardian or legal representative.

11.Deferred Compensation Awards.
    11.1 Establishment of Deferred Compensation Award Programs. This
Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

        (a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant?s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

        (b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

            (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;
           (ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or
           (iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award or Performance Unit.

    11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        (a) Vesting Conditions. Deferred Compensation Awards shall not be subject to any vesting conditions.

        (b)Terms and Conditions of Stock Units.
           (i) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in
Section 4.2, appropriate adjustments shall be made in the Participant?s Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award.

            (ii) Settlement of Stock Unit Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant?s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

            (iii) Nontransferability of Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant?s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant?s guardian or legal representative.

12.  Other Stock-Based Awards.
In addition to the Awards set forth in Sections 6 through 11 above, the Committee, in its sole discretion, may carry out the purpose of this Plan by awarding Stock-Based Awards as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems necessary and appropriate.

13.   Effect of Change in Control on Options and SARs.
    13.1 Accelerated Vesting. The Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

    13.2 Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the ?Acquiring Corporation?), may, without the consent of the Participant, either assume the Company?s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options or stock appreciation rights for the Acquiring Corporation?s stock. Any Options or SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option or SAR prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options or SARs immediately prior to an Ownership Change Event described in Section 2.1(y)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of
Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Board otherwise provides in its discretion.

    13.3 Effect of Change in Control on Restricted Stock and Other Type of Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock or Other Type of Award that, in the event of a Change in Control, the lapsing of any applicable Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

14.  Compliance with Securities Law.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company?s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.  Tax Withholding.
    15.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or Net Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group?s tax withholding obligations have been satisfied by the Participant.

    15.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16.  Amendment or Termination of Plan.
The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company?s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company?s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

17. Miscellaneous Provisions.
    17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

    17.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company?s common stockholders.

    17.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant?s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee?s employer or that the Employee has an employment relationship with the Company.

    17.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

    17.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

    17.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

    17.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant?s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant?s lifetime. If a married Participant designates a beneficiary other than the Participant?s spouse, the effectiveness of such designation may be subject to the consent of the Participant?s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant?s death, the Company will pay any remaining unpaid benefits to the Participant?s legal representative.

    17.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant?s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant?s (or other individual?s) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant?s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.






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